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                                 AMENDMENT NO. 1
                                       TO
                               DAOU SYSTEMS, INC.
                             1996 STOCK OPTION PLAN

     1. PURPOSE. The DAOU SYSTEMS, INC. STOCK OPTION PLAN (the "PLAN") is intended to provide to officers, directors, key employees, and consultants of the corporation an opportunity to acquire a proprietary interest in the corporation, to encourage such key individuals to remain in the employ of or to contract with the corporation, and to attract and retain new employees, consultants, and directors with outstanding qualifications. Pursuant to the Plan, the Corporation may grant to officers, directors, consultants, and key employees of the Corporation options to purchase shares of common stock of the Corporation upon such terms and conditions as provided herein.

     2.   DEFINITIONS.

          (a) "AFFILIATE" means any corporation (other than the Corporation) in an unbroken chain of corporations that includes the Corporation if each of such corporations, other than the last corporation in the chain, owns at least 50% of the total voting power of one of the other corporations.

          (b)  "BOARD" means the Board of Directors of the Corporation.

          (c)  "CODE" means the Internal Revenue Code of 1986, as amended.

          (d) "COMMITTEE" means the committee appointed by the Board to administer the Plan, or if no such committee is appointed, the Board.

          (e)  "COMMON STOCK" means the voting common stock of the Corporation.

          (f) "CONSULTANT" means any person who, or any employee of any firm which, is engaged by the Company or any Affiliate to render consulting services and is compensated for such consulting services, and any non-employee director of the Company whether compensated for such services or not.

          (g)  "CORPORATION" means DAOU Systems, Inc., a California corporation.

          (h)  "EFFECTIVE DATE" means January 1, 1996.

          (i) "EMPLOYEE" means any individual who is employed, within the meaning of Section 3401 of the Code and the regulations thereunder, by the Corporation or by any Affiliate. For purposes of the Plan and only for purposes of the Plan, and in regard to Nonstatutory Stock Options but not for Incentive Stock Options, a Consultant or director of the Corporation or any Affiliate will be deemed to be an Employee, and service as a Consultant or director with the Corporation or any Affiliate will be deemed to be employment, but no Incentive Stock Option

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will be granted to a Consultant or director who is not an employee of the
Corporation or any Affiliate within the meaning of Section 3401 of the Code and the regulations thereunder. In the case of a non-employee director or Consultant, the provisions governing when a termination of employment has occurred for purposes of the Plan will be set forth in the written Stock Option Agreement between the Optionee and the Corporation, or, if not so set forth, the Committee will have the discretion to determine when a termination of "employment" has occurred for purposes of the Plan.

          (j) "ESCROW AGENT" means the person selected by the Corporation, if any, to hold the stock certificates representing Shares issued in the name of an Optionee pursuant to such Optionee's exercise of an Option.

          (k) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

          (l) "EXERCISE PRICE" means the price per Share at which an Option may be exercised, as determined by the Committee and as specified in the Optionee's stock option agreement.

          (m) "FAIR MARKET VALUE" means the value of each Share as determined by the Board, subject to the limitations of Section 260.140.50 of Title 10 of the California Code of Regulations.

          (n)  "INCENTIVE STOCK OPTION" means an Option of the type described in
Section 422(b) of the Code.

          (o) "JOINT ESCROW INSTRUCTIONS" means joint escrow instructions entered into between Optionee and the Corporation in such form as may be approved by the Committee from time to time.

          (p) "NONSTATUTORY STOCK OPTION" means an Option of the type not described in Section 422(b) or 423(b) of the Code.

          (q) "OPTION" means an option to purchase Common Stock granted pursuant to the Plan.

          (r) "OPTIONEE" means any person who holds an Option pursuant to the Plan.

          (s) "PLAN" means this stock option plan as it may be amended from time to time.

          (t) "PURCHASE PRICE" means at any particular time the Exercise Price times the number of Shares for which an Option is being exercised.

          (u)  "SHARE" means one share of authorized Common Stock.

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     3.   ADMINISTRATION.

          (a)  THE COMMITTEE.

               (i) The Board may administer the Plan or appoint a Committee to administer the Plan. The Committee will consist of not less than two members who may also be members of the Board. Members of the Board or the Committee who are either eligible for Options or have been granted Options may vote on any matters affecting the administration of the Plan or the grant of any Options pursuant to the Plan, except that no such member will act upon the granting of an Option to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Committee and will be excluded in determining unanimity of an act in writing, for any action which is taken with respect to the granting of an Option to such member.

               (ii) If the Corporation registers any class of any equity security pursuant to Section 12 of the Exchange Act, from the effective date of such registration until six months after the termination of such registration, the Plan will be administered by a Committee of directors which will consist of not less than two members, who during the one year prior to service as an administrator of the Plan, will not have been granted or awarded equity securities pursuant to the Plan or any other plan of the Corporation or any of its Affiliates except as permitted under Rule 16b-3 under the Exchange Act which provides that participation in a formula plan meeting the conditions of Rule 16(b)(3)(c)(2)(ii) or in an ongoing securities acquisition plan meeting the conditions in Rule 16(b)(3)(d)(2)(i) will not disqualify a member of the Committee from serving as an administrator of the Plan. In addition, an election to receive an annual retainer fee in either cash or an equivalent amount of securities, or partly in cash and partly in securities, will not disqualify a member of the Committee from serving as an administrator of the Plan.

          The Board may from time to time designate individuals as ineligible to participate in the Plan for a specified period in order to become eligible to be a member of the Committee.

          (b) POWERS OF THE COMMITTEE. Subject to the provisions of the Plan, the Committee will have the authority, in its discretion and on behalf of the
Corporation:

               (i)  to grant Options;

               (ii) to determine the Exercise Price per Share of Options to be granted;

               (iii) to determine the Employees to whom, and the time or times at which, Options will be granted and the number of Shares for which an Option will be exercisable;

               (iv) to interpret the Plan;

               (v) to prescribe, amend, and rescind rules and regulations relating to the Plan;

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               (vi) to determine the terms and provisions of each Option granted and, with the consent of the holder thereof, modify or amend each Option;

               (vii) to accelerate or defer, with the consent of the Optionee, the exercise date of any Option;

               (viii) to authorize any person to execute on behalf of the Corporation any instrument required to effectuate the grant of an Option previously granted by the Committee;

               (ix) with the consent of the Optionee, to reprice, cancel, and regrant, or otherwise adjust the Exercise Price of an Option previously granted by the Committee; and

               (x) to make all other determinations deemed necessary or advisable for the administration of the Plan.

          (c) BOARD'S DETERMINATION OF FAIR MARKET VALUE. The Board will have the authority to determine, upon review of relevant information, the Fair Market Value of the Common Stock, subject to the provisions of the Plan and irrespective of whether the Board has appointed a Committee to administer the Plan. The Board may delegate this authority to the Committee.

          (d) COMMITTEE'S INTERPRETATION OF THE PLAN. The interpretation and construction by the Committee of any provision of the Plan or of any Option granted hereunder will be final and binding on all parties claiming an interest in an Option granted under the Plan. No member of the Committee will be liable for any action or determination made in good faith with respect to the Plan or any Option.

          (e) ALL COMMITTEE ACTIONS TO BE IN WRITING. Any and all actions of the Committee taken in exercise of the powers granted to it in this SECTION 3 will be in writing.

     4.   PARTICIPATION.

          (a) ELIGIBILITY. The Optionees will be such persons as the Committee may select from among the Employees, provided that Consultants are not eligible to receive Incentive Stock Options.

          (b) TEN PERCENT SHAREHOLDERS. Any Employee who owns Stock possessing more than 10% of the total combined voting power of all classes of outstanding stock of the Corporation or any Affiliate will not be eligible to receive an Option unless:

               (i) the Exercise Price of the Shares subject to such Option when granted is at least 110% of the Fair Market Value of such Shares, and

               (ii) such Option by its terms is not exercisable after the expiration of five years from the date of grant.

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          (c)  STOCK OWNERSHIP.  For purposes of SECTION 4(b), in determining stock ownership, an Employee will be considered as owning the stock owned, directly or indirectly, by or for his or her brothers and sisters, spouse, ancestors, and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust will be considered as being owned proportionately by or for its shareholders, partners, or beneficiaries, respectively. Stock with respect to which such Employee or any other person holds an Option will be disregarded.

          (d) OUTSTANDING STOCK. For purposes of SECTION 4(b), the term "outstanding stock" will include all stock actually issued and outstanding immediately after the grant of the Option to the Optionee but will not include any share for which an Option is exercisable by any person.

     5.   SHARES.

          (a) SHARES SUBJECT TO THIS PLAN. The aggregate number of Shares which may be issued upon exercise of Options under the Plan will not exceed Nine Hundred and Seventy Five Thousand (975,000) shares of Common Stock, subject to adjustment pursuant to SECTION 9 .

          (b) OPTIONS NOT TO EXCEED SHARES AVAILABLE. The number of Shares for which an Option is exercisable at any time will not exceed the number of Shares remaining available for issuance under the Plan. If any Option expires or is terminated, the number of Shares for which such Option was exercisable may be made exercisable pursuant to other Options under the Plan. If the Corporation reacquires any Shares pursuant to SECTIONS 11 or 12, such Shares may again be made exercisable pursuant to an Option. The limitations established by this
SECTION 5(b) will be subject to adjustment in the manner provided in SECTION 9 upon the occurrence of an event specified therein.

     6.   TERMS AND CONDITIONS OF OPTIONS.

          (a) STOCK OPTION AGREEMENTS. Options will be evidenced by written stock option agreements between the Optionee and the Corporation in such form as the Committee will from time to time determine. No Option or purported Option will be a valid and binding obligation of the Corporation unless so evidenced in writing.

          (b) NUMBER OF SHARES. Each stock option agreement will state the number of Shares for which the Option is exercisable and will provide for the adjustment thereof in accordance with SECTION 9 .

          (c) VESTING. An Optionee may not exercise his or her Option for any Shares until the Option, in regard to such Shares, has vested. Each stock option agreement will include a vesting schedule which will show when the Option becomes exercisable, provided each Option will vest at a rate of at least 20% per year over a period of five years with the first 20% becoming exercisable on the first anniversary of the date the Options were granted. The vesting schedule will not impose upon the Corporation or any Affiliate any obligation to retain the Optionee in its

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employ or under contract for any period or otherwise change the employment-at-
will status of an Optionee who is an employee of the Corporation or any Affiliate.

          (d) LAPSE OF OPTIONS. Each stock option agreement will state the time or times when the Option covered thereby lapses and becomes unexercisable in part or in full. An Option will lapse on the earliest of the following events (unless otherwise determined by the Committee and reflected in an option agreement):

               (i)  The tenth anniversary of the date of granting the Option;

               (ii) The first anniversary of the Optionee's death;

               (iii) The first anniversary of the date the Optionee ceases to be an Employee due to total and permanent disability;

               (iv) On the date provided in SECTION 6(h)(i), unless with respect to a Nonstatutory Stock Option, the Committee otherwise extends such period before the applicable expiration date;

               (v) On the date provided in SECTION 9 for a transaction described in such Section;

               (vi) The date the Optionee files or has filed against him or her a petition in bankruptcy; or

               (vii) The expiration date specified in an Optionee's stock option agreement.

          (e) EXERCISE PRICE. Each stock option agreement will state the Exercise Price for the Shares for which the Option is exercisable. Subject to
SECTION 4(B), the Exercise Price of an Incentive Stock Option and a Nonstatutory Stock Option will, when granted, be not less than 100% and 85% of the Fair Market Value of the Shares for which the Option is exercisable, respectively, and not less than the par value of the Shares.

          (f) MEDIUM AND TIME OF PAYMENT. The Purchase Price will be payable in full in cash upon the exercise of an Option but the Committee may allow the Optionee to pay the Purchase Price:

               (i) by surrendering Shares in good form for transfer, owned by the Optionee for more than 12 months and having a Fair Market Value on the date of exercise equal to the Purchase Price; or

               (ii) in any combination of such consideration or such other consideration and method of payment for the issuance of Shares to the extent permitted under applicable law as long as the sum of the cash so paid, the Fair Market Value of the Shares so

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surrendered.

               (iii) The Committee or a stock option agreement may prescribe requirements with respect to the exercise of Options, including the submission by the Optionee of such forms and documents as the Committee may require and, the delivery by the Optionee of cash sufficient to satisfy applicable withholding requirements. The Committee may vary the exercise requirements and procedures from time to time to facilitate, for example, the broker-assisted exercise of Options.

          (g) NONTRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, the Option will be exercisable only by the Optionee or the Optionee's conservator or legal representative and will not be assignable or transferable except pursuant to a qualified domestic relations order as defined by the Code. In the event of the Optionee's death, the Option will not be transferable by the Optionee other than by will or the laws of descent and distribution.

          (h)  TERMINATION OF EMPLOYMENT OTHER THAN BY DEATH OR DISABILITY.

               (i) If an Optionee ceases to be an Employee for any reason other than his or her death or disability, the Optionee will have the right, subject to the provisions of this SECTION 6, to exercise any Option held by the Optionee for 30 days after his or her termination of employment, but not beyond the otherwise applicable term of the Option and only to the extent that on such date of termination of employment the Optionee's right to exercise such Option had vested.

               (ii) For purposes of this SECTION 6(h), the employment relationship will be treated as continuing intact while the Optionee is an active employee of the Corporation or any Affiliate, or is on military leave, sick leave, or other bona fide leave of absence to be determined in the sole discretion of the Committee. The preceding sentence notwithstanding, in the case of an Incentive Stock Option, employment will be deemed to terminate on the date the Optionee ceases active employment with the Corporation or any Affiliate, unless the Optionee's reemployment rights are guaranteed by statute or contract.

          (i) DEATH OF OPTIONEE. If an Optionee dies while an Employee, or after ceasing to be an Employee but during the period while he or she could have exercised an Option under SECTION 6(h), any Option granted to the Optionee may be exercised, to the extent it had vested at the time of death and subject to the Plan, at any time within 12 months after the Optionee's death, by the executors or administrators of his or her estate or by any person or persons who acquire the Option by will or the laws of descent and distribution, but not beyond the otherwise applicable term of the Option.

          (j) DISABILITY OF OPTIONEE. If an Optionee ceases to be an Employee due to becoming totally and permanently disabled within the meaning of
Section 22(e)(3) of the Code, any Option granted to the Optionee may be exercised to the extent it had vested at the time of cessation and, subject to the Plan, at any time within 12 months after the Optionee's termination of employment, but not beyond the otherwise applicable term of the Option.

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          (k)  RIGHTS AS A SHAREHOLDER.  An Optionee, or a transferee of an
Optionee, will have no rights as a shareholder of the Corporation with respect to any Shares for which his or her Option is exercisable until the date of the issuance of a stock certificate for such Shares. No adjustment will be made for dividends, ordinary or extraordinary or whether in currency, securities, or other property, distributions, or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in
SECTION 9.

          (l) MODIFICATION, EXTENSION, AND RENEWAL OF OPTIONS. Within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options or accept the cancellation of outstanding Options for the granting of new Options in substitution therefor. Notwithstanding the preceding sentence, no modification of an Option will, without the consent of the Optionee, alter or impair any rights or obligations under any Option previously granted.

          (m) OTHER PROVISIONS. The stock option agreements authorized under the Plan may contain such other provisions which are not inconsistent with the terms of the Plan, including, without limitation, restrictions upon the exercise of the Option, as the Committee will deem advisable.

     7. $100,000 PER YEAR LIMITATION ON VESTING OF ISOS. To the extent that the Fair Market Value of Shares (determined for each Share as of the date of grant of the Option covering such Share) subject to Options granted under this Plan (or any other plan of the Corporation or any Affiliate) which are designated as Incentive Stock Options and which become exercisable by an Optionee for the first time during a single calendar year exceeds $100,000, the Option(s) (or portion thereof) covering such Shares will be recharacterized (to the extent of such excess over $100,000) as a Nonstatutory Stock Option. In determining which Option(s) will be treated as Nonstatutory Stock Options under the preceding sentence, the Options will be taken into account in the order granted, with the result that a later granted Option will be recharacterized as a Nonstatutory Stock Option prior to such recharacterization of a previously granted Option.

     8. TERM OF PLAN. Options may be granted pursuant to the Plan until a date no more than 10 years from the date the Plan is adopted or the date the Plan is approved by the shareholders of the Corporation, whichever is earlier, and all Options which are outstanding on such date will remain in effect until they are exercised or expire by their terms.

     9.   RECAPITALIZATION, TAKEOVERS, AND LIQUIDATIONS.

          (a) REORGANIZATIONS. The number of Shares covered by the Plan, as provided in SECTION 5, and the number of Shares for which each Option is exercisable will be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from the payment of a stock split, a reverse stock split, a stock dividend, recapitalization, combination or reclassification of the Corporation's stock or any other event which results in an increase or decrease in the number of issued Shares effected without receipt of consideration by the Corporation, and the Exercise Price will be proportionately increased in the event the number of Shares subject to such Option are decreased and will be proportionately decreased in the event

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the number of Shares subject to such Option are increased.  For the purposes of this SUBSECTION 9(a), conversion of any convertible securities of the Corporation will not be deemed to have been "effected without receipt of consideration." Adjustments will be made by the Board, whose determination in that respect will be final, binding and conclusive. Except as expressly provided in this Plan, no issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, will affect, and no adjustment by reason thereof will be made with respect to, the number or price of Shares subject to an Option.

          (b) LIQUIDATION. In the event of the dissolution or liquidation of the Corporation, each Option will terminate immediately prior to the consummation of such action. The Committee will notify the Optionee not less than 15 days prior to the proposed consummation of a pending dissolution or liquidation, and the Option will be exercisable as to all Shares which are vested prior to expiration until immediately prior to the consummation of such action.


          (c) MERGER. In the event of (i) a proposed merger of the Corporation with or into another corporation, as a result of which the Corporation is not the surviving corporation and (ii) the Option is not assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of the successor corporation, then in such case each Option will terminate immediately prior to the consummation of such transaction. The Committee will notify the Optionee not less than 15 days prior to the proposed consummation of such transaction, and the Option will be exercisable as to all Shares which are vested prior to expiration and until immediately prior to the consummation of such transaction.

          (d)  DETERMINATION BY COMMITTEE.  All adjustments described in this
SECTION 9 will be made by the Committee, whose determination will be conclusive and binding on all persons.

          (e) LIMITATION ON RIGHTS OF OPTIONEE. Except as expressly provided in this SECTION 9, no Optionee will have any rights by reason of any payment of any stock dividend, stock split or reverse stock split or any other increase or decrease in the number of shares of stock of any class, or by reason of any reorganization, consolidation, dissolution, liquidation, merger, exchange, split-up or reverse split-up, or spin-off of assets or stock of another corporation. Any issuance by the Corporation of Shares, Options or securities convertible into Shares or Options will not affect, and no adjustment by reason thereof will be made with respect to, the number or Exercise Price of the Shares for which an Option is exercisable. Notwithstanding the foregoing, if the Corporation will enter into a transaction affecting the Corporation's capital stock or distributions to the holders of its capital stock for which a revision in the terms of each Option is not required pursuant to this SECTION 9, the Committee will have the right, but not the obligation, to revise the terms of each Option in a manner the Committee, in its sole discretion, deems fair and reasonable given the transaction involved. If necessary or appropriate in connection with such transaction, the Committee may declare that any Option will terminate as of a date fixed by the Committee and give each Optionee the right to exercise his or her Option in whole or in part, including exercise as to Shares to which the Option would not otherwise be exercisable.

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          (f)  NO RESTRICTION ON RIGHTS OF CORPORATION.  The grant of an Option will not affect or restrict in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or to dissolve, liquidate, sell, or transfer all or any part of its business or assets.

     10.  SECURITIES LAW REQUIREMENTS.

          (a) LEGALITY OF ISSUANCE. No Share will be issued upon the exercise of any Option unless and until the Corporation has determined that:

               (i) The Corporation and the Optionee have taken all actions required to exempt the issuance of the Shares from the registration requirements under the Securities Act of 1933, as amended (the "ACT"), or the Corporation and the Optionee will determine that the registration requirements of the Act do not apply to such exercise;

               (ii) Any applicable listing requirement of any stock exchange on which the Common Stock is listed has been satisfied; and

               (iii) Any other applicable provision of state or Federal law has been satisfied.

          (b) RESTRICTIONS ON TRANSFER; REPRESENTATIONS OF OPTIONEE; LEGENDS. Regardless of whether the offering and sale of Shares has been registered under the Act or has been registered or qualified under the securities laws of any state, the Corporation may impose restrictions upon the sale, pledge, or other transfer of such Shares, including the placement of appropriate legends on stock certificates, if, in the judgment of the Corporation and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Act, the securities laws of any state, or any other law. If the sale of Shares is not registered under the Act and the Corporation will determine that the registration requirements of the Act apply to such sale, but an exemption is available which requires an investment representation or other representation, the Optionee will be required, as a condition to purchasing Shares by exercise of his or her Option, to represent that such Shares are being acquired for investment, and not with a view to the sale or distribution thereof, except in compliance with the Act, and to make such other representations as are deemed necessary or appropriate by the Corporation and its counsel. Stock certificates evidencing Shares acquired pursuant to an unregistered transaction to which the Act applies will bear a restrictive legend substantially in the following form and such other restrictive legends as are required or deemed advisable under the Plan or the provisions of any applicable law:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE. THESE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION THEREOF, AND MAY NOT BE SOLD, MORTGAGED,

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          PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN
          EFFECTIVE REGISTRATION UNDER THE ACT AND/OR QUALIFICATION UNDER ANY APPLICABLE STATE SECURITIES LAWS, OR WITHOUT AN OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION AND ITS COUNSEL THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED."

The Corporation will also place legends on stock certificates representing its right of repurchase under SECTION 11 and the right of first refusal under
SECTION 12 . Any determination by the Corporation and its counsel in connection with any of the matters set forth in this SECTION 10 will be conclusive and binding on all persons.

          (c) REGISTRATION OR QUALIFICATION OF SECURITIES. The Corporation may, but will not be obligated to, register or qualify the sale of Shares under the Act or any other applicable law. In connection with any such registration or qualification, the Corporation will provide each Optionee with such information required pursuant to all applicable laws and regulations.

          (d) EXCHANGE OF CERTIFICATES. If, in the opinion of the Corporation and its counsel, any legend placed on a stock certificate representing Shares sold hereunder is no longer required, the Optionee or the holder of such certificate will be entitled to exchange such certificate for a certificate representing the same number of Shares but lacking such legend.

     11.  RIGHT OF REPURCHASE.

          (a) REPURCHASE RIGHT. At the Committee's discretion, Shares issued pursuant to the exercise of an Option may be subject to a right, but not an obligation, of repurchase by the Corporation (the "RIGHT OF REPURCHASE"), at the price specified in SECTION 11(b), if the Optionee ceases to be an Employee for any reason ("EMPLOYMENT TERMINATION") at any time after the grant of the Option pursuant to which such Shares were issued. Shares issued by the Corporation will only be transferable by the Optionee subject to the Right of Repurchase, and the Corporation will legend the Right of Repurchase on the stock certificates evidencing such Shares and will take such other steps as it deems necessary to ensure compliance with this restriction. The Corporation's rights under this SECTION 11(a) will be freely assignable, in whole or in part.

          (b) REPURCHASE PRICE. The price per Share at which the Corporation may exercise the Right of Repurchase under SECTION 11(a) (the "REPURCHASE PRICE") will be the higher of the Exercise Price of each Share as paid by the Optionee, or Fair Market Value of the Shares on the date the Corporation sends the notice to the Optionee of its exercise of its Right of Repurchase pursuant to SECTION 11(a).

          (c) REPURCHASE PROCEDURE. The Corporation may exercise its Right of Repurchase by sending a written notice to the Optionee and to the Escrow Agent, if any, of its taking such action and specifying the number of Shares being repurchased. The Corporation's Right of Repurchase will terminate if not exercised by written notice from the Corporation to the

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Optionee within 90 days of the date on which the Corporation learns of the
Employment Termination or the last date any Option granted to such Optionee is exercised, which ever is later. If the Corporation exercises its Right of Repurchase, the Optionee, or if applicable, the Escrow Agent, will deliver to the Corporation every stock certificate representing the Shares being repurchased, together with appropriate Assignments Separate from Certificates, and the Corporation will then promptly pay the total Repurchase Price in cash (or cancellation of purchase money indebtedness for the Shares, if applicable) to the Optionee, or if applicable, to the Escrow Agent, for delivery to the Optionee.

          (d)  ELECTION TO DEFER PURCHASE OF INCENTIVE STOCK OPTION SHARES.

               (i) Notwithstanding the preceding provisions of this SECTION 11, an Optionee whose Shares were issued pursuant to an Incentive Stock Option may elect to defer the Corporation's repurchase of such Shares pursuant to this
SECTION 11 until the holding period requirements of Section 422(a) of the Code are met. Such election will be in writing in such form as the Committee may require and will be delivered to the Corporation and to the Escrow Agent by certified mail no later than seven days after the date on which the Optionee receives notice that the Corporation elects to exercise its Right of Repurchase. Such election will pertain to all such Shares issued to the Optionee and will be irrevocable.

               (ii) With respect to an Optionee who makes the election described in SUBSECTION 11(d)(i), the Corporation will repurchase such Shares on or before the date which is 90 days following the earlier of the date on which the Optionee dies or the date on which the holding period requirements of Section 422(a) of the Code are met. The Repurchase Price of each such Share determined under SECTION 11(b) will be calculated by substituting for the Optionee's Employment Termination date the earlier of the date on which the Optionee dies or the date on which such holding period requirements are met.

          (e) ESCROW. To facilitate the consummation of the Corporation's Right of Repurchase under this SECTION 11, at the request of the Committee, the Optionee and the Corporation will execute Joint Escrow Instructions and the Optionee will deliver and deposit with the Escrow Agent named in the Joint Escrow Instructions two "Assignments Separate from Certificate," together with all certificates evidencing the Shares of Common Stock issued to the Optionee pursuant to the Plan, duly endorsed in blank. The Escrow Agent will hold such documents and deliver the same to the Corporation pursuant to the Joint Escrow Instructions and in accordance with the terms of this SECTION 11, as applicable.

          (f) BINDING EFFECT. The Corporation's Right of Repurchase will inure to the benefit of its successors and assigns and will be binding upon any representative, executor, administrator, heir, or legatee of the Optionee.

          (g) PAYMENT OF NET AMOUNT OWING. Notwithstanding anything to the contrary contained herein, if the Corporation determines to exercise its Rights of Repurchase pursuant to this Section before any Shares have been issued as a result of an exercise of an Option, in lieu of issuing any Shares, the Corporation will have the right, but not the obligation,

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to pay to the Optionee the net amount owing to the Optionee.

          (h) TERMINATION OR RIGHT OF REPURCHASE. Notwithstanding any other provision of this SECTION 11, in the event that the Common Stock is listed on any United States securities exchange or traded on any formal over-the-counter market in general use in the United States at the time the Optionee would otherwise be required to transfer his or her Shares, the Corporation will no longer have the Right of Repurchase, and the Optionee will have no obligation to comply with this SECTION 11.

     12.  RIGHT OF FIRST REFUSAL.

          (a) RIGHT OF FIRST REFUSAL. At the Committee's discretion, shares issued pursuant to the exercise of an Option may be subject to a requirement that if an Optionee proposes to sell, pledge, or otherwise transfer any Shares acquired pursuant to exercise of an Option, or any interest in such Shares, to any person or entity, the Corporation will have a right of first refusal (the "RIGHT OF FIRST REFUSAL") with respect to such Shares. Any Optionee desiring to transfer Shares subject to the Right of First Refusal will give a written notice (the "TRANSFER NOTICE") to the Corporation describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, and the name and address of the proposed transferee. The Transfer Notice will be signed both by the Optionee and by the proposed transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Corporation will have the right to purchase the Shares subject to the Transfer Notice on the terms of the proposal referred to in the Transfer Notice, subject to any change in such terms permitted under
SECTION 12(b), by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date the Transfer Notice is received by the Corporation. The Corporation's rights under this SECTION 12(a) will be freely assignable, in whole or in part.

          (b) TRANSFER OF SHARES. If the Corporation fails to exercise the Right of First Refusal within 30 days after the date on which it receives the Transfer Notice, the Optionee may, not later than six months following receipt of the Transfer Notice by the Corporation, consummate a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, will again be subject to the Right of First Refusal and will again require compliance with the procedure described in SECTION 12(a). If the Corporation exercises its Right of First Refusal, the Optionee will immediately endorse and deliver to the Corporation every stock certificate representing the Shares being purchased, and the Corporation will then promptly pay the purchase price in accordance with the terms set forth in the Transfer Notice.

          (c) REPURCHASE PAYMENT. The amount payable to an Optionee pursuant to the Corporation's exercise of the Right of First Refusal will be paid to the Optionee in accordance with the terms and conditions of the Transfer Notice or may, at the election of the Corporation, be paid in full in cash.

          (d) BINDING EFFECT. The Corporation's Right of First Refusal will inure to the


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benefit of its successors and assigns and will be binding upon any transferee of the Shares, other than a transferee acquiring Shares in a transaction with respect to which the Corporation failed to exercise its Right of First Refusal
(a "FREE TRANSFEREE") or a transferee of a Free Transferee.

          (e) TERMINATION OF RIGHT OF FIRST REFUSAL. Notwithstanding any other provision of this SECTION 12, if the Common Stock is listed on any United States securities exchange or traded on any formal over-the-counter market in general use in the United States at the time the Optionee desires to transfer his or her Shares, the Corporation will no longer have the Right of First Refusal, and the Optionee will have no obligation to comply with this SECTION 12.

     13. EXERCISE OF UNVESTED OPTIONS. The Committee may grant any Optionee the right to exercise any Option prior to the complete vesting of such Option. Without limiting the generality of the foregoing, the Committee may provide that if an Option is exercised prior to having completely vested, the Shares issued upon such exercise will remain subject to vesting at the same rate as under the Option so exercised and will be subject to a right, but not an obligation, of repurchase by the Corporation with respect to all unvested Shares if the Optionee ceases to be an Employee for any reason. For the purposes of facilitating the enforcement of any such right of repurchase, at the request of the Committee, the Optionee will enter into the Joint Escrow Instructions with the Corporation and deliver every certificate for his or her unvested Shares with a stock power executed in blank by the Optionee and by the Optionee's spouse, if required for transfer.

     14. AMENDMENT OF THE PLAN. The Board or the Committee may, from time to time, terminate, suspend or discontinue the Plan, in whole or in part, or revise or amend it in any respect whatsoever including, but not limited to, the adoption of any amendment(s) deemed necessary or advisable to qualify the Options under rules and regulations promulgated by the Securities and Exchange Commission with respect to Employees who are subject to the provisions of
Section 16 of the Exchange Act or to correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option granted thereunder, without approval of the shareholders of the Corporation, but without the approval of the Corporation's shareholders, no such revision or amendment will:

               (i) Increase the number of Shares subject to the Plan, other than any increase pursuant to SECTION 9;

               (ii) Materially modify the requirements as to eligibility for participation in the Plan;

               (iii) Materially increase the benefits accruing to Optionees under the Plan;

               (iv) Extend the term of the Plan; or

               (v)  Amend this SECTION 14 to defeat its purpose.

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No amendment, termination or modification of the Plan will affect any Option theretofore granted in any material adverse way without the consent of the Optionee.

     15. APPLICATION OF FUNDS. The proceeds received by the Corporation from the sale of Common Stock pursuant to the exercise of an Option will be used for general corporate purposes.


     16. APPROVAL OF SHAREHOLDERS. The Plan will be subject to approval by the affirmative vote of the holders of a majority of all classes of the outstanding shares present and entitled to vote at the first meeting of shareholders of the Corporation following the adoption of the Plan or by written consent, and in no event later than one year following the Effective Date. Prior to such approval, Options may be granted but will not be exercisable. Any amendment described in
SECTION 14 (i) to (iv) will also be subject to approval by the Corporation's shareholders.

     17. WITHHOLDING OF TAXES. In the event the Corporation or an Affiliate determines that it is required to withhold federal, state, or local taxes in connection with the exercise of an Option or the disposition of Shares issued pursuant to the exercise of an Option, the Optionee or any person succeeding to the rights of the Optionee, as a condition to such exercise or disposition, may be required to make arrangements satisfactory to the Corporation or the Affiliate to enable it to satisfy such withholding requirements. Alternatively the Corporation may issue or transfer Shares net of the number of Shares sufficient to satisfy withholding tax requirements. For withholding tax purposes, the Shares will be valued on the date the withholding obligation is incurred.

     18. RIGHTS AS AN EMPLOYEE. Neither the Plan nor any Option granted pursuant thereto will be construed to give any person the right to remain in the employ of the Corporation or any Affiliate, or to affect the right of the Corporation or any Affiliate to terminate such individual's employment at any time with or without cause. The grant of an Option will not entitle the Optionee to, or disqualify the Optionee from, participation in the grant of any other Option under the Plan or participation in any other benefit plan maintained by the Corporation or any Affiliate.

     19. DISAVOWAL OF REPRESENTATIONS, UNDERTAKINGS, OR CREATION OF IMPLIED RIGHTS. In adopting and maintaining this Plan and granting options hereunder, neither the Corporation nor any Affiliate makes any representations or undertakings with respect to the initial qualification or treatment of Options under federal or state tax or securities laws. The Corporation and each Affiliate expressly disavows the creation of any rights in Employees, Optionees, or beneficiaries of any obligations on the part of the Corporation, any Affiliate or the Committee, except as expressly provided herein.

     20. INSPECTION OF RECORDS. Copies of the Plan, records reflecting each Optionee's Option, and any other documents and records which an Optionee is entitled by law to inspect will be open to inspection by the Optionee and his or her duly authorized representative at the office of the Committee at any reasonable business hour.

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     21.  INFORMATION TO OPTIONEES.  Each Optionee will be provided with such information regarding the Corporation as the Committee from time to time deems necessary or appropriate; provided however, that each Optionee will at all times be provided with such information as is required to be provided from time to time pursuant to applicable regulatory requirements, including, but not limited to, the requirement in Section 260.140.46 of Title 10 of the California Code of Regulations of annual financial statements and any other applicable requirements of the Securities and Exchange Commission, the California Department of Corporations, and other state securities agencies.

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